Investor Presentation Exhibit 99.1

Safe Harbor Statement 1 Certain statements in this Presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events. Examples of forward-looking statements in this Presentation include, but are not limited to, statement(s) relating to (a) the Company’s Portfolio, Net Lease Portfolio, Long-Term Leases and Rent Escalators, Tenant Base, Growth Platform, Market Opportunity, and Redevelopment Projects, (b) Industry Fundamentals, (c) the Company’s Balance Sheet, Dividend Growth and Investment Highlights; (d) the Company’s expected quarterly dividends and growth; and (e) the impact of COVID-19, including the Company’s beliefs about its liquidity and financial flexibility. Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations and prospects. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Unless otherwise noted in this Presentation, all reported financial data is presented as of the period ended December 31, 2020, and all portfolio data is as of December 31, 2020. This Presentation presents certain non-GAAP financial measures, including the Company’s Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”). Please refer to the Appendix of this Presentation for complete reconciliations between each of these non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes that FFO and AFFO are helpful to investors in measuring its performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the Company’s core operating performance. The Company pays particular attention to AFFO, a supplemental non-GAAP performance measure, as the Company believes it best represents its core operating performance and allows analysts and investors to better assess the Company’s core operating performance. Further, the Company believes that AFFO is useful in comparing the sustainability of the Company’s core operating performance with the sustainability of the core operating performance of other real estate companies. The information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein, and does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation.

Getty Realty at a Glance $1.7bn Enterprise Value GTY NYSE Ticker Symbol 5.5% Dividend Yield Established & High Growth Markets 31 Unitary / 117 Individual Leases Alternative Use Opportunities 1.6% Rent Escalations⁽²⁾ Organic 19 Completed / 10 In-Progress⁽⁴⁾ Redevelopments 4.9x Net Debt to EBITDA BBB- / Stable Fitch Rated 3.7x Fixed Charge Coverage 2 Market data as of February 22, 2021. Please see page 8 for additional information. Acquisitions completed 2016 to 2020. Please see page 15 for additional information. 209 Properties / 537 million⁽3⁾ Acquisitions

3 COVID-19 Impact Getty’s highest near-term priority continues to be with the health and safety of its employees, tenants and the communities where the Company owns properties The Company is continuously monitoring the COVID-19 pandemic and its potential impact on its tenants, operations and financial results. In light of this evolving environment, the Company is providing the following updates: Received 99% and 98% of contractual base rent and mortgage payments in Q4 2020 and for the full year 2020, respectively Received substantially all of the deferred rent and mortgage payments that were due in Q4 2020 The Company remains committed to maintaining a strong balance sheet, and believes that it has ample liquidity to operate its business as well as the financial flexibility to capitalize on opportunities that may emerge from the current environment

National Net Lease Portfolio 65% ABR in Top 50 MSAs 9.5 years Weighted Avg. Lease Term ⁽⁴⁾ 2.6x Unit Level Rent Coverage ⁽⁴⁾ 71% On Corner Locations 4 Annualized GAAP base rent as of December 31, 2020. Adjusted Fund From Operations per share compound annual growth rate 2015 to 2020. Occupancy calculation excludes six properties classified as redevelopment. Please see page 8 for additional information.` $127mm Annualized Base Rent (“ABR”) (1) 9%+ $11mm Mortgage Portfolio 99%+ Occupancy (3) 5.6% AFFO / Share CAGR (2)

Convenience Store, Gasoline Station and Other Automotive-Related Properties Stable, yet growing sectors Institutional quality tenant base Urban Infill Markets Densely populated areas High barriers to entry Limited new development Prime locations and corners Mature transportation grid Convenient ingress and egress High Growth Markets Favorable population demographics Accelerating growth into attractive markets High daily traffic counts Alternative Use Opportunities Retail, banking, service, restaurant Assemblage, redevelopment, repositioning 5 Well-Positioned Net Lease Portfolio Attractive Portfolio that is Difficult to Replicate

Diversified Tenant Base with High Quality Brands 6 Getty’s Top 15 Tenants (1) Annualized GAAP base rent as of December 31, 2020. All trademarks, service marks, trade names, brands and logos are the property of their respective owners.

Located in High Density Metropolitan Markets 7 Annualized cash base rent, as of December 31, 2020. Core Based Statistical Areas as defined by United States Office of Management and Budget. Top 50 Metropolitan Markets Represent 65% of ABR Getty’s Top 15 Markets (1) (2)

Sustainable cash flows supported by long-term triple-net leases Typical annual rent escalations of 1.0% - 2.0% and rent coverage ratios of 1.5x – 2.0x Unitary lease portfolio weighted average rent escalations of 1.6% and rental coverage of 2.6x ⁽¹⁾ Tenant credit visibility via site and tenant financial statements Majority of triple-net leases have 15-year initial terms Leases are typically 15 or 20 years with extension options Weighted average current lease term of approximately 10 years 45% of contractual annualized base rent attributable to leases with initial terms expiring beyond 2030 Stable Long-Term Leases with Rent Escalators 8 Unitary lease portfolio rental coverage is calculated one quarter in arrears based on site level financial information where provided by tenants. Getty does not independently verify financial information provided by its tenants.

Quality Assets With Key Differentiation 9 Includes branded QSRs and convenience stores with unbranded fresh food offerings. Includes free-standing QSRs and regional retailers. Portfolio of well-positioned properties at prominent corner locations Key Attributes Driving Site Traffic 73% of properties have a convenience store 9% of properties have branded QSRs, including several nationally recognized retail brands 71% of properties are located at corner locations 16% of properties include car washes Asset Highlights Portfolio Detail (959 Properties)

10 Optimizing Portfolio to Meet Industry Demand Property Attributes of Recently Acquired Assets Reflect Evolving Consumer Preferences Legacy Assets1 (480 properties) Lot Size Acquired Assets1 (479 properties) Total Portfolio (959 properties) Building Size 0.5 – 1.0 acres < 0.5 acres 1.0 – 1.5 acres > 1.5 acres 1,501 – 3,000 sf < 1,500 sf > 3,000 sf Legacy assets are those properties acquired prior to 2009. Acquired assets refers to those properties acquired since 2009; excludes acquisitions of leasehold positions in legacy assets.

Convenience Stores Dominate Retail Landscape 11 Convenience Store Margins (1) (4) Convenience Store Gross Profit ($bn) (1) Source: National Association of Convenience Stores, FY 2019 data. Source Hedges & Co., FY 2019 data. Note: Excludes 1.4 million registered plug-in electric vehicles. Source: Morgan Stanley Research. Source: RBC Fuel Margins Report. Avg. in-store margin for Couche-Tard, Casey's General Store & CST Brands used as proxy for broader market. Number of convenience stores in service has remained steady over the last 10 years (1) 152,720 properties, 80% selling fuel, represents 35% of all retail outlets Stable Operator Performance (1) Sales and gross profits have grown at 1.9% and 4.3% CAGR since 2005, respectively In-store sales grew for the 17th consecutive year to a record level of $252 billion, led by strong demand for foodservice products Foodservice, with average gross margins of 49%, accounted for 22% of inside sales Consumers embracing convenience stores Demand generated by 283 million registered vehicles (2) Average store with fuel has around 1,100 customer visits per day (1) ~50% of in-store sales are generated by customers not buying fuel (3)

# Getty Growth Platform

| Organic | Acquisitions | Redevelopment |
| --- | --- | --- |
| Embedded growth derived from long-term triple-net leases<br>— 1% to 2% contractual annual rent increases<br><br>Asset recycling<br>— Sold 30 properties for $16 million over the last three years, including 11 properties for $6 million in 2020<br><br>Leasing activity<br>— Select re-leasing opportunities in legacy portfolio | Convenience and Gasoline<br>— Total addressable market size estimated at $75-100 billion (1)<br>— Highly fragmented market with current REIT ownership of chain stores of ~5%<br><br>Other Automotive<br>— Car washes, automotive service and automotive parts<br>— Substantial inflows of institutional capital driving sector growth/consolidation<br><br>Significant pipeline of actionable opportunities<br>— Acquiring both single assets and portfolios<br>— Sale/leaseback financing and development capital | Unlocking embedded value in existing portfolio<br>— Existing portfolio of urban infill properties provides a significant pipeline of high-quality projects<br>— Five-year plan to redevelop 5% to 10% of properties<br>— Targeting 10%+ unlevered yields<br>— Diversifies roster of retail tenants<br>— Improves tenant credit quality and coverage ratios |

1) Company estimate based on National Association of Convenience Stores data.

Getty Realty
GETTY REALTY CORP.
12

Acquisitions Ten-Year Track Record Acquired 462 properties for $1.1 billion Added 16 new states and 23 new tenants 2020 Acquisitions Acquired 34 properties for $150 million Average cash return of 7.0% and average initial remaining lease term of 15 years Added two new states (KS and MO) 2019 Acquisitions Acquired 27 properties for $87 million Average cash return of 7.2% and average initial remaining lease term of 13 years Added three new states (AL, KY and MN) 2018 Acquisitions Acquired 41 properties for $78 million Average cash return of 7.3% and average initial remaining lease term of 14 years Added two new states (IL and OK) Overview Portfolio Transactions 13 Number of Properties Transaction Value ($mm) (1) Includes two portfolio transactions under separate unitary master leases for 11 and 9 properties, respectively.

2020 and 2019 Acquisitions 14 Purchase price – $86 million Properties – 24 Lot & building size – 1.2 acres and 3,245 sq. ft. Geography – AL, CA, FL, GA, IL, NC, NY, MA, OK TX and VA Purchase price – $151 million Properties – 37 Lot & building size – 1.4 acres and 5,454 sq. ft. Geography – AR, GA, KS, KY, MN, MO, NC, NV, OH, TX and VA Sale/Leaseback Financing – NNN Acquisitions – Development Takeout Capital Convenience & Gas Other Automotive CEFCO – Paris, TX Go Car Wash – Overland Park, KC

15 Redevelopment Projects Invested $14.4 million in 19 completed redevelopments with aggregate yield of 16% In-Progress Redevelopment Activity ($ thousands) Anticipated total investment includes development costs, termination/recapture fees and leasing commissions. No assurance can be given that any of these redevelopment projects will be completed in the time expected, or at all. At completion redevelopment projects are reclassified as operating real estate on Getty’s balance sheet. Completed Redevelopments

# Redevelopment Case Studies

| Wendy's – 2020 | AutoZone – 2020 |
|---|---|
| **Property type** – Quick Service Restaurant | **Property type** – Other Automotive |
| **Development type** – Ground Lease | **Development type** – Ground Lease |
| **Lot & building size** – 0.4 acres and 2,389 sq. ft. | **Lot & building size** – 0.4 acres and 5,973 sq. ft. |
| **Total investment** – $1.6 million | **Total investment** – $0.2 million |
| **Incremental yield** – 11% | **Incremental yield** – 47% |
| **Rent commencement** – February 26, 2020 | **Rent commencement** – October 3, 2020 |
| **Tenant** – Wendy's is the world's third-largest hamburger chain with over 6,700 stores | **Tenant** – AutoZone (NYSE: AZO) is the leading auto parts retailer in the U.S. with ~6,000 locations |

**Bronx, NY**



**Bloomfield, NJ**


EXXON

Getty Realty
GETTY REALTY CORP.
16

Income Growth, Scalable G&A 17 G&A ($ thousands) AFFO ($ thousands) (1) Total Revenue ($ thousands) FFO ($ thousands) (1) (2) FFO and AFFO are non-GAAP measures. For a description of how Getty calculates FFO and AFFO, see the earnings release issued by the Company on February 23, 2021. For a reconciliation of Net Earnings to FFO and AFFO please see Appendix. FFO for the quarter and year ended December 31, 2020 includes a $20.5 million legal settlement in favor of the Company with respect to certain litigation settled and a $1.2 million charge for the early extinguishment of debt.

Strong Balance Sheet 18 Investment Grade Credit Rating Fitch: BBB- Credit Agreement $300 mm Revolving Credit Facility $275 mm available for growth Matures 2022 with 1-year option, subject to certain conditions LIBOR +150 to 230 bps Senior Unsecured Notes Series B: $75 million 5.35% notes due 2023 Series C: $50 million 4.75% notes due 2025 Series D&E: $100 million 5.47% notes due 2028 Series F,G&H: $125 million 3.52% notes due 2029 Series I,J&K: $175 million 3.43% notes due 2030 $125 million ATM Equity Issuance Program Issued $110 million through 12/31/20 Anticipate new program in 2021 Total equity issuance since 2016 $248 million of equity issuance under ATM programs and 2017 follow-on offering Credit Statistics Maturity Schedule ($ millions) As defined in the Company’s loan agreements.

19 Quarterly Dividends Declared per Share Consistent Dividend Growth

Key Takeaways 20

Appendix

Reconciliation of Net Earnings to FFO and AFFO 22 FFO and AFFO are non-GAAP measures. For a description of how Getty calculates FFO and AFFO, see the earnings release issued by the Company on February 23, 2021. Net earnings and FFO for the quarter and year ended December 31, 2020 include a $20.5 million legal settlement in favor of the Company with respect to certain litigation settled and a $1.2 million charge for the early extinguishment of debt.